Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial instruments and risk management
Financial instruments and risk management
We are exposed to several market risks, including credit risk, foreign currency risk and interest rate risk. Our policy is to reduce our exposure to these risks, where possible, within boundaries deemed appropriate by our management team. This may include the use of derivative instruments.
Credit risk
We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments. These assets expose us to credit risk arising from possible default by the counterparty. Most of the counterparties are creditworthy financial institutions or large oil and gas companies. We do not expect any significant loss to result from non-performance by such counterparties.
We do not demand collateral in the normal course of business. The credit exposure of derivative financial instruments is represented by the fair value of contracts with a positive fair value at the end of each period, adjusted for our non-performance credit risk assumption.

Concentration of risk
There is also a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Citibank, Nordea Bank Finland Plc, Danske Bank A/S, BNP Paribas and ING Bank N.V. We consider these risks to be remote. We also have a concentration of risk with respect to customers, including affiliated companies. For details on the customers with greater than 10% of contract revenues, refer to Note 6 - Segment information. For details on amounts due from affiliated companies, refer to Note 31 - Related Party transactions.
Foreign exchange risk
As is customary in the oil and gas industry, a majority of our revenues and expenses are denominated in U.S. dollars, which is the functional currency of most of our subsidiaries and equity method investees. However, a portion of the revenues and expenses of certain of our subsidiaries and equity method investees are denominated in other currencies. We are therefore exposed to foreign exchange gains and losses that may arise on the revaluation or settlement of monetary balances denominated in foreign currencies.
Our foreign exchange exposures primarily relate to foreign denominated cash and working capital balances. We do not expect these remaining exposures to cause a significant amount of fluctuation in net income and therefore do not currently hedge them. Further, the effect of fluctuations in currency exchange rates caused by our international operations generally has not had a material impact on our overall operating results.
Interest rate risk
Our exposure to interest rate risk relates mainly to our floating rate debt and balances of surplus funds placed with financial institutions. We manage this risk through the use of derivative arrangements.
On May 11, 2018, we purchased an interest rate cap for $68 million to mitigate our exposure to future increases in LIBOR on our Senior Credit Facility debt. The interest rate cap is not designated as a hedge and therefore we do not apply hedge accounting. The capped rate against the 3-month US LIBOR is 2.87% and covers the period from June 15, 2018 to June 15, 2023.
We have set out our exposure to interest rate risk on our net debt obligations at December 31, 2019 (Successor) in the table below:

(In $ millions)	Principal	Hedging instruments	Total	Impact of 1% increase in rates
Senior Credit Facilities	5,662	(4,500)	1,162	12
Ineffective portion of interest rate cap (1)	—	4,320	4,320	43
Debt contained within VIEs	621	—	621	6
Debt exposed to interest rate fluctuations	6,283	(180)	6,103	61
Less: Cash and Restricted Cash	(1,357)	—	(1,357)	(14)
Net debt exposed to interest rate fluctuations (2)	4,926	(180)	4,746	47
(1) The 3-month LIBOR rate as at December 31, 2019 was 1.91%. At this date, the interest cap would mitigate 4% of the impact of a theoretical 1% point increase in LIBOR.
(2) The $476 million of Senior Secured Notes are a fixed rate debt instrument and are therefore excluded from the above table.

Gains and losses on derivatives reported in consolidated statement of operations
Gains and losses on derivatives reported in our consolidated statement of operations included the following:

	Successor		Predecessor
(In $ millions)	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017
(Loss)/gain recognized in the Consolidated Statement of Operations relating to derivative financial instruments
Interest rate cap agreement	(37)	(22)	(6)	—
Archer convertible debt instrument	—	(9)	2	(4)
Interest rate swaps not designated for hedge accounting	—	—	—	(31)
Cross currency swaps not designated for hedge accounting	—	—	—	46
Loss/(gain) on derivative financial instruments	(37)	(31)	(4)	11

a) Interest rate cap
This represents changes in fair value on our interest rate cap agreement referred above.
b) Archer convertible debt instrument
This represents gains and losses on the conversion option included within a $45 million convertible bond issued to us by Archer. Please see Note 31 - Related party transactions for further details.
c) Interest rate swaps and cross currency swaps
Prior to filing for Chapter 11 (Predecessor), we used interest rate swaps and cross currency swaps to mitigate the impact of currency and interest rate fluctuations on our debt. When we filed for Chapter 11 we triggered a default under these agreements and our counterparties terminated the contracts and received an allowed claim for damages suffered. We reversed the liabilities for these instruments and recorded liabilities equal to the expected value of the allowed claims received by our counterparties. The allowed claim values were higher than the previous fair values, which factored in a discount for our own credit risk, so this led to an expense of $89 million. We classified the expense within reorganization items (see Note 4 for further details).
Derivative financial instruments included in our Consolidated Balance Sheet
Derivative financial instruments included in our Consolidated Balance Sheet, within "Other Assets" included the following:

(In $ millions)	Maturity date	Applicable rate	Outstanding principal - December 31, 2019	As at December 31, 2019	As at December 31, 2018

Interest rate cap	June 2023	2.87% LIBOR cap	4,500	3	39
				3	39